UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
February 3, 2006

PACIFIC ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31345	68-0490580
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5900 Cherry Avenue
Long Beach, CA  90805
(Address of principal executive office)

(562) 728-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 3, 2006, Marilyn A. Lobel was appointed as Vice President/Corporate Controller and Chief Accounting Officer of Pacific Energy Management LLC, the managing general partner of Pacific Energy Partners, L.P. effective February 9, 2006.  Ms. Lobel, age 52, previously served as Vice President, Corporate Controller at Biolase Technology, Inc. from June 2004 through December 2005.  From January 2004 through June 2004, she served as finance consultant to various publicly traded firms.  From May 2002 through December 2003, she served as Director of Finance at Xoma Ltd.  Prior to joining Xoma Ltd., she served as Vice President of Finance and Interim Chief Financial Officer from August 2001 through May 2002 and Vice President of Finance and Corporate Controller from January 1999 through July 2001 for Tut Systems, Inc.  She is a Certified Public Accountant and earned a B.S. in Business Administration from the University of Nevada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.

By:	PACIFIC ENERGY GP, LP,
its general partner

	By:	PACIFIC ENERGY MANAGEMENT LLC,
its general partner

		By:	/s/ Gerald A. Tywoniuk
Gerald A. Tywoniuk
Senior Vice President and
Chief Financial Officer

Dated: February 8, 2006